UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22749
(Investment Company Act file number)

Resource Real Estate Diversified Income Fund
(Exact name of registrant as specified in charter)

One Crescent Drive, Suite 203
Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

Shelle Weisbaum
Resource Real Estate, Inc.
1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
 (Name and address of agent for service)

Copy to:

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO  80203

Registrant’s telephone number, including area code: (215) 231-7050

Date of fiscal year end: February 28

Date of reporting period: March 1, 2014 – February 28, 2015

Item 1.  Reports to Stockholders.

ANNUAL REPORT
F E B R U A R Y  2 8 ,  2 0 1 5

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	15
Financial Highlights
Class A	16
Class C	17
Class W	18
Class I	19
Class U	20
Class T	21
Class D	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Trustees & Officers	32
Renewal of Advisory Agreements	34
Privacy Notice	35

Resource Real Estate Diversified Income Fund	Shareholder Letter
February 28, 2015 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund Annual Report for 2015. The Fund is an alternative real estate investment that seeks to deliver income and low volatility, with a liquidity feature. We are proud to report that the Fund continues to grow, and over the last year of operations we have delivered value to our shareholders by:

●	Providing our investors access to a diversified portfolio of both private and public real estate investments across the capital structure.
●	Delivering a growing income yield. Our current annualized dividend represents a nearly 6%[1] dividend yield. We have grown our dividend by 11% since our inception.
●	Providing total return and low volatility. During the fiscal year ended February 28, 2015, the Fund’s Class A share class produced a total return of 14.7% with low volatility of 5.4%.

Investment Philosophy and Process
As the Fund’s adviser, Resource Real Estate, Inc. (the “Adviser”) has retained a consistent approach to investing our clients’ capital. Our investment focus remains on high quality real estate investments. Our investable universe broadly encompasses three main areas: Traded Equity (US and international REITs), Real Estate Credit (preferred REIT equity and bonds) and Direct Real Estate (including Private Equity and Non-traded REITs). Each investment type offers relative advantages. For instance, publicly traded REITs can offer higher levels of growth, liquidity and access to a more global opportunity set. Direct real estate can offer higher levels of capital stability and attractive income. Debt can offer higher security and income.

As the Adviser, our first decision is to determine the correct balance within the Fund among these three real estate investment types. We base this decision upon where we see the best relative value as well as the context of maintaining the Fund’s strategic objectives.2

Investment Environment and Fund Performance
The Fund benefitted this year from excellent performance from publicly traded REITs, which represented nearly 40% of our assets and globally returned well over 16%. We also saw strong performance from our private real estate investments, which produced over 11% returns. Our real estate credit investments provided steady performance, with nearly 4% return, and helped reduce the overall volatility of the portfolio. The Fund delivered on our key goal of providing an alternative investment return profile with less price volatility when compared to other equity investments including publicly traded REITs. Overall, we believe the Fund’s 14.7% total annual return shows the strength of our diversified investment strategy.

The U.S. economy continues to show that after a prolonged downturn, we are in the midst of a robust recovery, though we continue to observe that this is bifurcated, with major metro areas and coastal markets exhibiting the strongest fundamentals. While the medium-term outlook for real estate fundamentals is very attractive, we do believe the Federal Reserve will increase interest rates this year. In response to this, we are actively positioning the portfolio for the probability of some increase in short-term interest rates.

Investment Positioning
Our investment portfolio seeks to address the key challenges of producing current income today and at the same time being positioned for a changing environment. One of the primary changes we see ahead is the probability of higher short-term interest rates. To address this above, we have implemented the following:

We have reduced our exposure to the public markets, and have sold almost all of our international exposure, at profits, due to the stronger dollar. In addition, the Fund has chosen to focus its investments into real estate companies in sectors that will benefit the most from a rising interest rate environment. These include hotels, residential, international, central business district (“CBD”) office, and industrial. These asset classes tend to have shorter duration leases, thus reducing their sensitivity to interest rates.

As real estate credit investments have the potential to be the most sensitive to interest rates, as investments often have fixed rates, the Fund has made a larger allocation to investments with floating rate debt and shorter durations to decrease its interest rate sensitivity.

In our private real estate holdings, the Fund has reduced its exposure to non-traded REITs, as non-traded REITs tend to have heavy net lease exposure, or long duration leases with little to no rental increase. We have increased our allocation to private equity real estate, as these investments target prime assets in major metro markets, which tend to have a track record of rising rents and capital value growth.

The longer-term prognosis for real estate values is positively impacted by an improvement in economic growth, and we have positioned the Fund to potentially benefit from this growth, even in the event of rising interest rates. Overall, we believe that the macro environment provides attractive opportunities, given improving tenant demand and rental growth and moderate supply coming into the market.

Annual Report | February 28, 2015	1

Resource Real Estate Diversified Income Fund	Shareholder Letter
February 28, 2015 (Unaudited)

Our focus remains on bottom up stock selection, so while macro changes have been have been helpful for the Fund’s investment results, our underlying positions can all be explained by their individual real estate market stories. Our belief is that at this point in the cycle, accessing companies with exposure to strong growth in intrinsic value is the best way to maximize returns. We believe that our approach will allow us to continue to deliver on our key investment objectives over the course of the next year and beyond.

Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

Scott Crowe
Global Portfolio Manager
Resource Real Estate Diversified Income Fund

[1]	Because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Fund’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. For the March 31, 2015 distribution, the dividend was comprised of approximately 12% of return of capital.

[2]	The Fund seeks to provide: 1) a growing income distribution above 5%; 2) diversification; 3) low volatility and 4) liquidity.

2	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio Update
February 28, 2015 (Unaudited)

The Fund’s performance figures for the periods ended February 28, 2015*, compared to its benchmark:

Resource Real Estate Diversified Income Fund	1 Year	Since Inception	Inception
Class A Shares – Without Load	14.70%	8.32%	3/12/13
Class A Shares – With Load	8.15%	5.11%	3/12/13
Class C Shares – Without Load	—	7.33%^	8/1/14
Class C Shares – With Load	—	5.75%^	8/1/14
Class W Shares	—	4.72%^	11/21/14
Class I Shares	—	7.26%^	8/1/14
Class U Shares – Without Load [1]	14.70%	8.32%	2/12/15
Class U Shares – With Load	7.22%	4.66%	2/12/15
Class T Shares – Without Load [2]	—	7.33%^	2/12/15
Class T Shares – With Load	—	5.75%^	2/12/15
Class D Shares[3]	—	4.81%^	2/12/15
Wells Fargo Hybrid and Preferred Securities REIT Index	15.88%	6.97%	3/12/13

*	Returns for periods greater than one year are annualized
^	Cumulative total return
[1]	Returns shown prior to 2/12/2015 are based on the returns of RREDX Class A Shares. If Class U Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.
[2]	Returns shown prior to 2/12/2015 are based on the returns of CRREX Class C Shares. If Class T Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.
[3]	Returns shown prior to 2/12/2015 are based on the returns of WRREX Class W Shares. If Class D Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

The Wells Fargo® Hybrid and Preferred Securities REIT (“WHPSR”) Index is designed to track the performance of preferred securities issued in the US market by real estate investment trusts. The WHPSR Index is composed exclusively of preferred shares and depositary shares (collectively, the “Preferred Securities”).

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expense, including underlying funds before fee waivers is 24.80% for Class A, 25.55% for Class C, 25.30% for Class W, 24.55% for Class I , 24.80% for Class U, 25.55% for Class T and 25.30% for Class D shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.33% for Class A, 3.08% for Class C, 2.83% for Class W, 2.08% for Class I, 2.33% for Class U, 3.08% for Class T and 2.83% for Class D shares. Class A and Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class C and Class T shares are subject to a maximum sales load of 1.50% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

Annual Report | February 28, 2015	3

Resource Real Estate Diversified Income Fund	Portfolio Update
February 28, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of February 28, 2015

Asset Type	Percent of Net Assets
Real Estate Investment Trusts - Common Stocks	69.41%
Bonds & Notes	22.20%
Real Estate Investment Trusts - Preferred Stocks	11.19%
Common Stocks	5.91%
Short Term Investments	4.38%
Total Investments	113.09%
Liabilities in Excess of Other Assets	-13.09%
Net Assets	100.00%

4	www.rredif.com

Resource Real Estate Diversified Income Fund	Disclosure of Fund Expenses
February 28, 2015 (Unaudited)

As a shareholder of the Fund you incur (1) transaction costs, such as sales loads, and (2) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expense Ratio(a)	Expenses Paid During The Period September 1, 2014 - February 28, 2015
Resource Real Estate Diversified Income Fund
Class A(b)
Actual	$1,000.00	$1,056.80	2.45%	$12.49
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	2.45%	$12.23
Class C(b)
Actual	$1,000.00	$1,053.40	3.04%	$15.48
Hypothetical (5% return before expenses)	$1,000.00	$1,009.72	3.04%	$15.15
Class W
Actual(c)	$1,000.00	$1,048.10	2.79%	$7.59
Hypothetical (5% return before expenses)(b)	$1,000.00	$1,010.96	2.79%	$13.91
Class I(b)
Actual	$1,000.00	$1,051.70	2.41%	$12.26
Hypothetical (5% return before expenses)	$1,000.00	$1,012.84	2.41%	$12.03
Class U
Actual(d)	$1,000.00	$995.30	2.28%	$1.00
Hypothetical (5% return before expenses)(b)	$1,000.00	$1,013.49	2.28%	$11.38
Class T
Actual(d)	$1,000.00	$995.30	3.03%	$1.33
Hypothetical (5% return before expenses)(b)	$1,000.00	$1,009.77	3.03%	$15.10
Class D
Actual(d)	$1,000.00	$995.30	2.78%	$1.22
Hypothetical (5% return before expenses)(b)	$1,000.00	$1,011.01	2.78%	$13.86

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).
(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 97/365 (to reflect the period from Commencement of Operations to Fiscal Year End).
(d)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 16/365 (to reflect the period from Commencement of Operations to Fiscal Year End).

Annual Report | February 28, 2015	5

Resource Real Estate Diversified Income Fund	Portfolio of Investments
February 28, 2015

Principal ($)		Value
	BONDS & NOTES (22.20%)
	ASSET BACKED SECURITIES (9.21%)(a)
1,750,000	ACA CLO 2007-1, Ltd., 0.000% 06/15/2022(b)	$739,375
1,151,963	Guggenheim Structured Real Estate Funding 2006-4, Ltd., 1.921% 02/25/2047(c)(d)	956,129
1,441,383	Guggenheim Structured Real Estate Funding 2006-4, Ltd., 1.471% 02/25/2047(c)(d)	1,324,271
		3,019,775
	COMMERCIAL MORTGAGE BACKED SECURITIES (12.99%)
200,000	Banc of America Commercial Mortgage Trust 2006-4, 5.734% 08/10/2016(c)(e)	196,217
500,000	Banc of America Commercial Mortgage Trust 2007-3, 5.576% 06/10/2017(c)	521,298
1,250,000	Commercial Mortgage Trust 2005-GG5, 5.236% 10/10/2015(c)(e)	1,261,526
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.383% 01/15/2016(c)	1,009,542
300,000	LB-UBS Commercial Mortgage Trust 2007-C1, 5.514% 02/15/2040	306,045
500,000	Morgan Stanley Capital I Trust 2006-HQ8, 5.493% 03/12/2044(c)	501,198
200,000	Morgan Stanley Capital I Trust 2007-HQ11, 5.538% 02/12/2044(c)(e)	199,721
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.660% 04/15/2017(c)	260,965
		4,256,512
	TOTAL BONDS & NOTES
	(Cost $7,201,283)	7,276,287

Shares		Value
	COMMON STOCKS (5.91%)
	INVESTMENT COMPANIES (5.91%)
20,750	Ares Capital Corp.	358,975
19,460	Golub Capital BDC, Inc.	345,610
28,550	Main Street Capital Corp.(e)	883,622
23,490	New Mountain Finance Corp.	349,766
		1,937,973
	TOTAL COMMON STOCKS
	(Cost $1,876,459)	1,937,973

	PREFERRED STOCKS (11.19%)
	REAL ESTATE INVESTMENT TRUSTS (11.19%)
13,900	Annaly Capital Management, Series D, 7.500%	353,477
24,208	Campus Crest Communities, Inc., Series A, 8.000%(e)	621,177
9,820	Digital Realty Trust, Inc., Series H, 7.375%(e)	273,291
10,305	Digital Realty Trust, Inc., Series F, 6.625%(e)	272,464
16,497	NorthStar Realty Finance Corp., Series D, 8.500%(e)	427,107
20,700	NorthStar Realty Finance Corp., Series C, 8.875%(e)	543,582
17,464	Pennsylvania Real Estate Investment Trust, Series B, 7.375%(e)	460,351
10,672	PS Business Parks, Inc., Series S, 6.450%(e)	282,915
10,127	Retail Properties of America, Inc., Series A, 7.000%(e)	269,226
6,173	WP GLIMCHER, Inc., Series D, 6.875%(e)	166,301
		3,669,891
	TOTAL PREFERRED STOCKS
	(Cost $3,545,444)	3,669,891

See Notes to Financial Statements.
6	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments
February 28, 2015

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (69.41%)
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (13.31%)(a)(f)
2,981	American Realty Capital Healthcare Trust II	$70,769
4,839	Cole Credit Property Trust IV, Inc.	44,855
67,502	Cole Real Estate Income Strategy	1,218,417
37,823	Corporate Property Associates Global, Inc.	353,264
30,292	Dividend Capital Diversified Property Fund	163,276
446,846	Inland American Real Estate Trust, Inc.	1,787,383
34,479	NorthStar Healthcare Income, Inc.	327,896
27,027	NorthStar Real Estate Income II	256,757
14,984	Phillips Edison Grocery Center REIT I, Inc.	139,052
		4,361,669
	PRIVATE REAL ESTATE INVESTMENT TRUSTS (18.41%)(a)(f)
480,678	Charter Hall Direct VA Trust	379,809
1,092	Clarion Lion Industrials Trust	1,357,066
2,335	Clarion Lion Properties Trust	2,789,857
67,940	Cottonwood Residential, Inc.	889,340
40,000	Reverse Mortgage Investment Trust, Inc.(d)(e)	620,000
		6,036,072
	TRADED REAL ESTATE INVESTMENT TRUSTS (37.69%)
3,943	Alexandria Real Estate Equities, Inc.(e)	378,173
3,897	AvalonBay Communities, Inc.(e)	656,021
9,170	Aviv REIT, Inc.(e)	329,937
30,223	Blackstone Mortgage Trust, Inc., Class A(e)	873,747
2,380	Boston Properties, Inc.(e)	327,036
40,775	CBL & Associates Properties, Inc.(e)	816,315
4,993	Digital Realty Trust, Inc.(e)	331,435
8,150	EPR Properties, Inc.(e)	497,232
3,701	Essex Property Trust, Inc.(e)	823,213
10,312	Extra Space Storage, Inc.(e)	678,323
46,667	Great Ajax Corp.(e)(g)	658,005
7,109	Kilroy Realty Corp.(e)	525,853
10,108	National Retail Properties, Inc.(e)	406,746
31,732	Pebblebrook Hotel Trust(e)	1,541,541
52,620	RLJ Lodging Trust(e)	1,673,842
3,246	SL Green Realty Corp.(e)	412,015
6,633	STAG Industrial, Inc.(e)	165,493
7,519	Sun Communities, Inc.(e)	508,209
8,669	Ventas, Inc.(e)	645,580
5,093	Xenia Hotels & Resorts, Inc.(g)	107,259
		12,355,975
	TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS
	(Cost $21,259,185)	22,753,716

	SHORT TERM INVESTMENTS (4.38%)
1,436,169	Dreyfus Treasury Cash Management, Institutional Class, 0.01%(h) (Cost $1,436,169)	1,436,169

	TOTAL SHORT TERM INVESTMENTS
	(Cost $1,436,169)	1,436,169

See Notes to Financial Statements.
Annual Report | February 28, 2015	7

Resource Real Estate Diversified Income Fund	Portfolio of Investments
February 28, 2015

Value
TOTAL INVESTMENTS (113.09%)
(Cost $35,318,540)	$37,074,036

LIABILITIES IN EXCESS OF OTHER ASSETS (-13.09%)	(4,292,345)

NET ASSETS (100.00%)	$32,781,691

(a)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $13,417,516 or 40.93% of net assets.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. The rate shown is the effective interest rate as of February 28, 2015.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of February 28, 2015, the aggregate market value of those securities was $2,900,400, representing 8.85% of net assets.

(e)	All or a portion of each of these securities may be segregated as collateral for line of credit. (See Note 7) (f) Illiquid security. See below.
(g)	Non-income producing security.
(h)	Money market fund; interest rate reflects seven-day effective yield on February 28, 2015.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
07/17/14-11/04/14	American Realty Capital Healthcare Trust II	$63,811	$70,769	0.22%
04/15/14	Charter Hall Direct VA Trust	449,712	379,809	1.16%
01/01/14-12/23/14	Clarion Lion Industrials Trust	1,300,000	1,357,066	4.14%
01/01/14-12/23/14	Clarion Lion Properties Trust	2,600,000	2,789,857	8.51%
05/22/13	Cole Credit Property Trust IV, Inc.	42,428	44,855	0.14%
04/17/14-08/29/14	Cole Real Estate Income Strategy	1,128,687	1,218,417	3.72%
11/05/13-05/30/14	Corporate Property Associates Global, Inc.	325,070	353,264	1.08%
02/24/14-07/21/14	Cottonwood Residential, Inc.	793,322	889,340	2.71%
04/05/13-11/12/14	Dividend Capital Diversified Property Fund	156,837	163,276	0.50%
03/22/13-02/06/15	Inland American Real Estate Trust, Inc.	1,571,772	1,787,383	5.45%
11/27/13-05/30/14	NorthStar Healthcare Income, Inc.	301,417	327,896	1.00%
03/11/14-05/30/14	NorthStar Real Estate Income II	240,635	256,757	0.78%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	128,548	139,052	0.42%
02/06/14-06/06/14	Reverse Mortgage Investment Trust, Inc.	616,500	620,000	1.89%
	Total	$9,718,739	$10,397,741	31.72%

See Notes to Financial Statements.
8	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments
February 28, 2015

Additional information on investments in private real estate investment trusts:(a)

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of February 28, 2015
$379,809	Charter Hall Direct VA Trust	N/A	N/A	$—
1,357,066	Clarion Lion Industrials Trust	Quarterly	90	1,000,000
2,789,857	Clarion Lion Properties Trust	Quarterly	90	—
889,340	Cottonwood Residential, Inc.	Daily	60	—
620,000	Reverse Mortgage Investment Trust, Inc.	N/A	IPO(b)	—

(a)	The fair values of these investments have been estimated using the net asset value per share of the investments and adjusted as necessary for any changes in market conditions.
(b)	Redemption eligible after the completion of the Initial Price Offering (IPO).

REITS - Real Estate Investment Trusts.

See Notes to Financial Statements.
Annual Report | February 28, 2015	9

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities
February 28, 2015

ASSETS
Investments, at value (Cost $35,318,540)	$37,074,036
Cash	57,406
Foreign cash, at value (Cost $117,689)	115,521
Dividends and interest receivable	97,966
Receivable for securities sold	164,707
Receivable for fund shares sold	462,507
Receivable due from adviser	57,900
Prepaid expenses and other assets	70,602
Total assets	38,100,645

LIABILITIES
Line of credit payable	5,187,850
Administration fees payable	32,179
Custody fees payable	2,499
Payable for trustee fees and expenses	2,435
Distribution fees payable	1,876
Shareholder servicing fees payable	8,579
Dealer manager fees payable	132
Payable for transfer agency fees	36,127
Accrued expenses and other liabilities	47,277
Total liabilities	5,318,954
NET ASSETS	$32,781,691

NET ASSETS CONSISTS OF
Paid-in capital	$31,237,729
Accumulated net realized loss on investments and foreign currency transactions	(209,371)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,753,333
NET ASSETS	$32,781,691

See Notes to Financial Statements.
10	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities
February 28, 2015

PRICING OF SHARES
Class A
Net Assets	$27,830,322
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,645,907
Net Asset Value and redemption price per share	$10.52
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$11.25
Class C
Net Assets	$3,732,414
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	355,536
Net Asset Value and redemption price per share	$10.50
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.66
Class W
Net Assets	$1,211,472
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	113,580
Net Asset Value, offering and redemption price per share	$10.67
Class I
Net Assets	$21
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2
Net Asset Value, offering and redemption price per share	$10.79	(a)
Class U
Net Assets	$2,488
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	237
Net Asset Value and redemption price per share	$10.52	(a)
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$11.25
Class T
Net Assets	$2,487
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	237
Net Asset Value and redemption price per share	$10.50	(a)
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.66
Class D
Net Assets	$2,487
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	233
Net Asset Value, offering and redemption price per share	$10.67

(a)	Net asset value may not recalculate due to rounding of shares.

See Notes to Financial Statements.
Annual Report | February 28, 2015	11

Resource Real Estate Diversified Income Fund	Statement of Operations
For the Year Ended February 28, 2015

INVESTMENT INCOME
Dividends	$726,765
Interest	197,416
Less: Foreign withholding taxes	(5,219)
Total investment income	918,962

EXPENSES
Investment advisory fees (Note 3)	209,301
Administrative fees (Note 3)	125,146
Distribution (12b-1) fees (Note 3):
Class C	7,421
Class T	1
Non 12b-1 shareholder servicing fees:
Class A	39,317
Class C	2,474
Class W	66
Dealer manager fees (Note3):
Class W	131
Class D	1
Interest expense	49,840
Transfer agent fees (Note 3)	104,211
Audit fees	28,000
Legal fees	102,662
Printing expense	58,139
Registration fees	27,147
Custody fees	10,120
Trustee fees and expenses (Note 3)	30,458
Other expenses	28,124
Total expenses	822,559
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(431,960)
Total net expenses	390,599
NET INVESTMENT INCOME	528,363

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	340,940
Net realized loss on foreign currency transactions	(228,245)
Net change in unrealized appreciation on investments	1,665,223
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(2,154)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,775,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,304,127

See Notes to Financial Statements.
12	www.rredif.com

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets

	For theYear Ended	Period Ended
	February 28, 2015(a)	February 28, 2014(b)
OPERATIONS
Net investment income	$528,363	$38,817
Net realized gain on investments and foreign currency transactions	112,695	2,690
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,663,069	90,264
Net increase in net assets resulting from operations	2,304,127	131,771

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(681,335)	(59,167)
Class C	(34,341)	—
From realized gains on investments:
Class A	(111,045)	(451)
Class C	(5,597)	—
From return of capital
Class A	(106,091)	(7,984)
Class C	(5,347)	—
Net decrease in net assets from distributions	(943,756)	(67,602)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	22,459,088	4,609,647
Distributions reinvested	357,128	61,832
Cost of shares redeemed	(1,063,753)	(12,697)
Net increase from capital shares transactions	21,752,463	4,658,782

Class C
Proceeds from sales of shares	3,857,659	—
Distributions reinvested	32,425	—
Cost of shares redeemed	(261,196)	—
Net increase from capital shares transactions	3,628,888	—

Class W
Proceeds from sales of shares	1,209,498	—
Net increase from capital shares transactions	1,209,498	—

Class I
Proceeds from sales of shares	20	—
Net increase from capital shares transactions	20	—

Class U
Proceeds from sales of shares	2,500	—
Net increase from capital shares transactions	2,500	—

Class T
Proceeds from sales of shares	2,500	—
Net increase from capital shares transactions	2,500	—

Class D
Proceeds from sales of shares	2,500	—
Net increase from capital shares transactions	2,500	—

Net increase in net assets	27,958,740	—

NET ASSETS
Beginning of period	4,822,951	100,000
End of period*	$32,781,691	$4,822,951

*Including accumulated net investment loss of:	$—	$(16,562)

See Notes to Financial Statements.
Annual Report | February 28, 2015	13

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets

	For theYear Ended	Period Ended
	February 28, 2015(a)	February 28, 2014(b)

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	2,218,819	479,602
Distributions reinvested	35,636	6,600
Redeemed	(103,394)	(1,356)
Net increase in capital shares	2,151,061	484,846

Class C
Issued	377,181	—
Distributions reinvested	3,207	—
Redeemed	(24,852)	—
Net increase in capital shares	355,536	—

Class W
Issued	113,580	—
Net increase in capital shares	113,580	—

Class I
Issued	2	—
Net increase in capital shares	2	—

Class U
Issued	237	—
Net increase in capital shares	237	—

Class T
Issued	237	—
Net increase in capital shares	237	—

Class D
Issued	233	—
Net increase in capital shares	233	—

(a)
The Resource Real Estate Diversified Income Fund Class C and Class I commenced operations on August 1, 2014. Class W commenced operations on November 24, 2014. Class D, Class T and Class U commenced operations on February 13, 2015.

(b)	The Resource Real Estate Diversified Income Fund Class A commenced operations on March 12, 2013.

See Notes to Financial Statements.
14	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Cash Flows
For the Year Ended February 28, 2015

Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$2,304,127
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Purchases of investments	(46,922,063)
Proceeds from sales	17,597,660
Net short-term purchases	(1,431,360)
Net discounts amortized	(6,186)
Net realized gain on investments	(340,940)
Net realized loss on foreign currency transactions	228,245
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency transactions	(1,663,069)
Changes in assets and liabilities:
Increase in dividends and interest receivable	(85,688)
Increase in due from adviser	(28,297)
Decrease in deferred offering costs	5,567
Increase in prepaid expenses and other assets	(64,816)
Increase in custody fees payable	1,901
Increase in dealer manager fees payable	132
Increase in distribution fees payable	1,945
Increase in shareholder servicing fees payable	7,890
Decrease in payable for organizational expenses	(23,302)
Increase in administration fees payable	27,336
Decrease in payable for trustees fees and expenses	(1,907)
Increase in payable for transfer agency fees	31,252
Increase in accrued expenses and other liabilities	18,209
Net cash used by operating activities	(30,343,364)

Cash Flows from Financing Activities:
Increase in line of credit payable	5,123,737
Proceeds from shares sold	27,272,822
Payment on shares redeemed	(1,324,969)
Cash distributions paid	(554,203)
Net cash provided by financing activities	30,517,387

Effect of Exchange Rates On Cash & Foreign Currency	(2,154)

Net increase in Cash & Foreign Rates On Cash & Foreign Currency	171,869
Cash & Foreign Currency, Beginning of Year	1,058
Cash & Foreign Currency, End of Year	$172,927

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$389,553

See Notes to Financial Statements.
Annual Report | February 28, 2015	15

Resource Real Estate Diversified Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended February 28, 2015	For the Period Ended February 28, 2014 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.75	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.33	0.24
Net realized and unrealized gain/(loss) on investments	1.05	(0.06	)(c)
Total income from investment operations	1.38	0.18

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.48)	(0.39)
From net realized gain on investments	(0.05)	(0.00	)(d)
From return of capital	(0.08)	(0.04)
Total distributions	(0.61)	(0.43)
INCREASE/DECREASE IN NET ASSET VALUE	0.77	(0.25)
NET ASSET VALUE, END OF PERIOD	$10.52	$9.75

TOTAL RETURN(e)	14.70%	2.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$27,830	$4,823

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	4.81%	24.79	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.29%	2.32	%(f)
Excluding interest expense:
Expenses, gross	4.51%	24.46	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99	%(f)
Net investment income	3.21%	2.54	%(f)

PORTFOLIO TURNOVER RATE	91%	4	%(g)

(a)	The Fund’s Class A commenced operations on March 12, 2013.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended February 28, 2014, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Amount is less than ($0.005)
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
16	www.rredif.com

Resource Real Estate Diversified Income Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.14
Net realized and unrealized gain on investments	0.58
Total income from investment operations	0.72

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.20)
From net realized gain on investments	(0.05)
From return of capital	(0.03)
Total distributions	(0.28)
INCREASE IN NET ASSET VALUE	0.44
NET ASSET VALUE, END OF PERIOD	$10.50

TOTAL RETURN(c)	7.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$3,732

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	6.37	%(d)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.04	%(d)
Excluding interest expense:
Expenses, gross	6.07	%(d)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74	%(d)
Net investment income	2.34	%(d)

PORTFOLIO TURNOVER RATE	91	%(e)

(a)	The Fund’s Class C commenced operations on August 1, 2014.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Annualized.
(e)	Not annualized.

See Notes to Financial Statements.
Annual Report | February 28, 2015	17

Resource Real Estate Diversified Income Fund – Class W	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.03
Net realized and unrealized gain on investments	0.46
Total income from investment operations	0.49
INCREASE IN NET ASSET VALUE	0.49
NET ASSET VALUE, END OF PERIOD	$10.67

TOTAL RETURN(c)	4.81	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$1,211

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	11.30	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.79	%(e)
Excluding interest expense:
Expenses, gross	11.00	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49	%(e)
Net investment income	1.31	%(e)

PORTFOLIO TURNOVER RATE	91	%(f)

(a)	The Fund’s Class W commenced operations on November 24, 2014.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the new asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
18	www.rredif.com

Resource Real Estate Diversified Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.14
Net realized and unrealized gain on investments	0.59
Total income from investment operations	0.73
INCREASE IN NET ASSET VALUE	0.73
NET ASSET VALUE, END OF PERIOD	$10.79

TOTAL RETURN(c)	7.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$0	(d)

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	3.94	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.08	%(e)
Excluding interest expense:
Expenses, gross	3.60	%(e)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.74	%(e)
Net investment income	2.36	%(e)

PORTFOLIO TURNOVER RATE	91	%(f)
(a)	The Fund’s Class I commenced operations on August 1, 2014.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)	Amount less than $1,000. As of February 28, 2015, the actual net assets were $21.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
Annual Report | February 28, 2015	19

Resource Real Estate Diversified Income Fund – Class U	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments	(0.05	)(d)
Total loss from investment operations	(0.05)
DECREASE IN NET ASSET VALUE	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.52

TOTAL RETURN(e)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	7.74	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.28	%(f)
Excluding interest expense:
Expenses, gross	7.45	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99	%(f)
Net investment income	0.97	%(f)

PORTFOLIO TURNOVER RATE	91	%(g)

(a)	The Fund’s Class U commenced operations on February 13, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than ($0.005)
(d)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended February 28, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
20	www.rredif.com

Resource Real Estate Diversified Income Fund – Class T	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments	(0.05	)(d)
Total loss from investment operations	(0.05)
DECREASE IN NET ASSET VALUE	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.50

TOTAL RETURN(e)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	8.49	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.03	%(f)
Excluding interest expense:
Expenses, gross	8.20	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74	%(f)
Net investment income	0.22	%(f)

PORTFOLIO TURNOVER RATE	91	%(g)

(a)	The Fund’s Class T commenced operations on February 13, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than ($0.005)
(d)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended February 28, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
Annual Report | February 28, 2015	21

Resource Real Estate Diversified Income Fund – Class D	Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period Ended February 28, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments	(0.05	)(d)
Total loss from investment operations	(0.05)
DECREASE IN NET ASSET VALUE	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.67

TOTAL RETURN(e)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:
Expenses, gross	8.19	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.78	%(f)
Excluding interest expense:
Expenses, gross	7.90	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49	%(f)
Net investment income	0.47	%(f)

PORTFOLIO TURNOVER RATE	91	%(g)

(a)	The Fund’s Class D commenced operations on February 13, 2015.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than ($0.005)
(d)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended February 28, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(e)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expense, total returns would have been lower. Total returns for periods less than one year are not annualized.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
22	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined in net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T and Class D shares. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014 and Class U, Class T and Class D shares commenced operations on February 13, 2015. Class W, Class I and Class D shares are offered at net asset value. Class A and Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for Shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C and Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for Shareholders tendering shares fewer than 365 days after the original purchase date. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by Resource Real Estate, Inc. (the “Adviser”), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (NAV).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Annual Report | February 28, 2015	23

Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

Valuation of Private REITS – The Fund invests a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITS – The Fund invests a significant portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). The Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of it’s investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the year ended February 28, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

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Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of February 28, 2015:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes
Asset Backed Securities	$—	$—	$3,019,775	$3,019,775
Commercial Mortgage Backed Securities	—	4,256,512	—	4,256,512
Common Stocks(a)	1,937,973	—	—	1,937,973
Preferred Stocks	3,669,891	—	—	3,669,891
Real Estate Investment Trusts ‐ Common Stocks
Public Non‐Traded Real Estate Investment Trusts	—	—	4,361,669	4,361,669
Private Real Estate Investment Trusts	—	—	6,036,072	6,036,072
Traded Real Estate Investment Trusts	12,355,975	—	—	12,355,975
Short Term Investments	1,436,169	—	—	1,436,169
TOTAL	$19,400,008	$4,256,512	$13,417,516	$37,074,036

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

There were no transfers between Levels 1, 2 and 3 during the year ended February 28, 2015.  It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of February 28, 2014	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2015	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2015
Resource Real Estate Diversified Income Fund
Bonds & Notes	$—	$9,485	$(287)	$73,195	$2,937,659	$(277)	$—	$—	$3,019,775	$73,196
Real Estate Investment Trusts - Common Stock	1,451,820	—	2,880	540,185	11,276,709	(2,873,853)	—	—	10,397,741	540,620
Total	$1,451,820	$9,485	$2,593	$613,380	$14,214,368	$(2,874,130)	$—	$—	$13,417,516	$613,816

Significant unobservable valuation inputs for material Level 3 investments as of February 28, 2015, are as follows:

	Fair Value at 2/28/2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
Asset Backed Securities	$3,019,775	Transaction Data	N/A	N/A
Private Real Estate
Investment Trusts	$6,036,072	Net Asset Value adjusted as necessary for any changes in market conditions	N/A	N/A
Non-Traded Real Estate
Investment Trusts	$4,361,669	Transaction Data	Secondary Market Prices	$5.00 - $10.10
		Discounted Cash Flows	Weighting of Transaction Prices by Volume(a)	20%
			Discounted Rate	3% - 14%

(a)	Represents amounts used when the reporting entity has determined that market participant would use such multiples when pricing the investments.

Annual Report | February 28, 2015	25

Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Secondary Market Prices	Increase	Decrease
Weighting Transaction Prices by Volume	Increase	Decrease
Discounted Rate	Decrease	Increase

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

For the open tax year ended 2014, and as of and during the year ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund.

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Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until February 28, 2016, so that the total annual operating expenses of the Fund do not exceed 1.99% per annum of Class A average daily net assets, 2.74% per annum of Class C average daily net assets, 2.49% per annum of Class W average daily net assets, 1.74% per annum of Class I average daily net assets, 1.99% per annum of Class U and average daily net assets, 2.74% per annum of Class T average daily net assets and 2.49% per annum of Class D average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended February 28, 2015, the Adviser waived fees and reimbursed expenses of $431,960, all of which are available to be recouped by the Adviser until February 28, 2018. During the period ended February 28, 2014, the Adviser waived fees and reimbursed expenses of $343,290, all of which are available to be recouped by the Adviser until February 28, 2017. The Adviser waived fees and reimbursed expenses of $28,487 from the seed audit which are available to be recouped by the Adviser until March 8, 2016.

Fund Accounting Fees and Expenses – Effective November 4, 2014 ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent (the “Administrator”). The Administrator receives the following fees: for administrative, fund accounting, legal and tax administration services: 0.08% for up to $250 million in annual net assets, 0.06% for $250 million to $500 million in annual net assets, and 0.03% for $500 million or more in annual net assets, provided that the Administrator shall receive a first year minimum annual fee of $125,000 and a second year and thereafter minimum fee of $145,000. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Prior to November 4, 2014 the Fund paid Gemini Fund Services, LLC (“GFS”), customary fees for providing administration and fund accounting services to the Fund. In addition, certain affiliates of GFS provided ancillary services to the Fund as follows:

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provided EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom received customary fees from the Fund.

Transfer Agent – Effective October 6, 2014, DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Prior to October 6, 2014 the Fund paid GFS customary fees for providing transfer agent services to the Fund.

Distributor – Effective November 4, 2014, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the Distribution Agreement. The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund’s Class A, Class C, Class W, Class U, Class T and Class D shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended February 28, 2015, the Fund incurred shareholder servicing fees of $41,857. The Class C and Class T shares also pay to the Distributor a distribution fee that accrues at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class T shares and is payable on a quarterly basis. In addition Class W and Class D shares pay to Resource Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class W and Class D shares and is payable on a quarterly basis.  Class A, Class I, and Class U shares are not currently subject to a distribution fee. For the year ended February 28, 2015, the Fund accrued $7,422 in distribution fees and $132 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the year ended February 28, 2015, no fees were retained by the Distributor.

Prior to November 4, 2014, the distributor of the Fund was Northern Lights Distributors, LLC. The Board of Trustees had adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund compensated financial industry professionals for providing ongoing services in respect of clients with whom they had distributed shares of the Fund.

Trustees – Effective November 21, 2014, each Trustee who is not affiliated with the Trust or Adviser will receive an annual fee of $10,000, plus $2,000 for attending the annual in‐person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust. Prior to November 21, 2014, each Trustee who was not affiliated with the Trust or Adviser received an annual fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending the meetings.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 28, 2015 amounted to $46,888,365 and $17,790,807, respectively.

Annual Report | February 28, 2015	27

Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

5. TAX BASIS INFORMATION

For the year ended February 28, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Resource Real Estate Diversified Income Fund	$–	$203,875	$(203,875)

The tax character of distributions paid for the periods ended February 28, 2015 and February 28, 2014 were as follows:

2015	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$817,261	$15,057	$111,438

2014	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$55,211	$4,407	$7,984

As of February 28, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(81,647)
Net unrealized appreciation on investments	1,625,609
Total distributable earnings	$1,543,962

The Fund elects to defer to the period ending February 28, 2016, capital losses recognized during the period November 1, 2014 to February 28, 2015 in the amount of:

Fund	Capital Losses Recognized
Resource Real Estate Diversified Income Fund	$81,647

The following information is computed on a tax basis for each item as of February 28, 2015:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$1,862,952	$(235,180)	$(2,163)	$1,625,609	$35,446,264

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and certain other investments.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below).  If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%.  If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder.  There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered.  In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares.  Subsequent repurchase requests will not be given priority over other shareholder requests.

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Resource Real Estate Diversified Income Fund	Notes to Financial Statements
February 28, 2015

During the year ended February 28, 2015, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	March 14, 2014	June 17, 2014	September 17, 2014	December 17, 2014
Repurchase Request Deadline	April 16, 2014	July 17, 2014	October 17, 2014	January 16, 2015
Repurchase Pricing Date	April 16, 2014	July 17, 2014	October 17, 2014	January 16, 2015
Amount Repurchased	$60,253	$38,058	$289,907	$936,731
Shares Repurchased	6,205	3,750	29,224	89,067

7. BANK LINE OF CREDIT

The Fund has a secured $25,000,000 bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

The Fund has until June 1, 2015 to pay back the line of credit. Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended February 28, 2015, the Fund incurred $49,840 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended February 28, 2015 were $4,038,784 and 1.19%, respectively. The largest outstanding borrowing during the year ended February 28, 2015 was $6,900,655. As of February 28, 2015, the Fund had $5,187,850 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of February 28, 2015, the Fund had $16,127,603 in securities pledged as collateral for the line of credit.

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Funds’ Board of Trustees declared the following distributions:

Fund	Dividend Per Share	Record Date	Payable Date
Resource Real Estate Diversified Income Fund – Class A	0.15000	March 27, 2015	March 30, 2015
Resource Real Estate Diversified Income Fund – Class C	0.13125	March 27, 2015	March 30, 2015
Resource Real Estate Diversified Income Fund – Class W	0.13750	March 27, 2015	March 30, 2015
Resource Real Estate Diversified Income Fund – Class U	0.15000	March 27, 2015	March 30, 2015
Resource Real Estate Diversified Income Fund – Class T	0.13125	March 27, 2015	March 30, 2015
Resource Real Estate Diversified Income Fund – Class D	0.13750	March 27, 2015	March 30, 2015

The Fund completed a quarterly repurchase offer on April 15, 2015 which resulted in 34,908 of Fund shares being repurchased for $361,760.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | February 28, 2015	29

Report of Independent Registered
Resource Real Estate Diversified Income Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Real Estate Diversified Income Fund

We have audited the accompanying statement of assets and liabilities of Resource Real Estate Diversified Income Fund, including the portfolio of investments, as of February 28, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2015 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As explained in the notes, the financial statements involve securities valued at $13,417,516 (40.9% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Resource Real Estate Diversified Income Fund as of February 28, 2015, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 April 29, 2015

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Resource Real Estate Diversified Income Fund	Additional Information
February 28, 2015 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2.	QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3.	TAX INFORMATION (UNAUDITED)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $15,057 as long-term capital gain distribution for the year ended February 28, 2015.

Annual Report | February 28, 2015	31

Resource Real Estate Diversified Income Fund	Trustees & Officers
February 28, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll-free at 855-747-9559. Each Independent Trustee received aggregate compensation of $10,000 during the period ended February 28, 2015 from the Fund for his services to the Fund. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

Name, Address*, and Year of Birth	Position(s) Held with Fund**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During the Past Five Years***
INDEPENDENT TRUSTEES
Enrique Casanova Born in 1973	Trustee	Team Epic, Marketing Consultant (December 2003 to Present)	2	Independent Director, RCP Reserves Holdings Manager, Inc. August 2006 to October 2012, Resource Credit Income Fund, since February 2015
Fred Berlinsky, Esq. Born in 1959	Trustee, Chairman of the Board	Markeim-Chalmers, Inc. President (since March 1986)	2	Resource Credit Income Fund, since February 2015
David Burns****, Born in 1974	Trustee	Ampure Capital, LLC, President (since June 2004), GT Securities, Registered Representative (since June 2010), Anthrotect, Acting CFO (since December 2012); Doorways, LTD (since January 2001)	2	Doorways, LTD, since January 2001, RCP Regents Center, since June 2006, Resource Credit Income Fund, since February 2015

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Resource Real Estate Diversified Income Fund	Trustees & Officers
February 28, 2015 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with Fund**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During the Past Five Years***
INTERESTED TRUSTEES AND OFFICERS
Jeffrey F. Brotman, Esq. Born in 1963	Trustee	Resource America, Inc. Executive Vice President (since June 2007). Resource Capital Corp, Executive Vice President (since 2009).	2	Chairman of the Board of Directors of TRM Corporation, September 2006 to September 2008. Resource Real Estate, Inc., since 2008, Resource Credit Income Fund, since February 2015
Alan Feldman Born in 1963	Trustee and CEO	Resource Real Estate, Inc. – CEO and director since May 2004. Resource America, Inc. – SVP since August 2002.	2	Resource Real Estate, Inc., since 2004, Resource Credit Income Fund, since February 2015
Kevin Finkel Born in 1971	President	Resource Real Estate, Inc. Executive Vice President (since November 2002).	N/A	N/A
Steven Saltzman Born in 1963	Treasurer and Senior Vice President	Resource Real Estate, Inc., Chief Financial Officer (since January 2014); Vice President – Finance (May 2004 to December 2013)	N/A	N/A
Darshan Patel Born in 1970	Chief Compliance Officer, Secretary and Senior Vice President
Resource Real Estate, Inc., Senior Vice President and Secretary (since October 2014); Chief Compliance Officer and Chief Legal Officer of Resource Financial Fund Management, Inc., an affiliate of Resource Real Estate, Inc. (since 2002); Chief Compliance Officer and President of Resource Securities, Inc., an affiliate of Resource Real Estate, Inc. (since 2004).
			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Real Estate, Inc., One Crescent Drive, Suite 203, Philadelphia, PA 19112.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the Resource Real Estate Diversified Income Fund and the Resource Credit Income Fund.
****	Elected as a Trustee to the Fund as of February 3, 2015. David Blatt resigned as a Trustee to the Fund as of February 3, 2015.

Annual Report | February 28, 2015	33

Resource Real Estate Diversified Income Fund	Renewal of Advisory Agreements
February 28, 2015 (Unaudited)

At a meeting held on September 29, 2014, (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”), including a majority of those Trustees who are not “interested persons” of the Trust, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the renewal of the investment advisory agreement (the “Management Agreement”) between Resource Real Estate, Inc. (the “Adviser”) and the Trust. In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Management Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. They noted that the Adviser reported that its parent company had extensive experience sponsoring investment funds. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. They noted the Adviser had added three additional analysts to the Fund’s management team since the approval of the Management Agreement, and reasoned that the additional resources devoted to the Fund exhibited the Adviser’s dedication to the success of the Fund. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by the Adviser to mitigate those risks. The Board considered certain legal matters in which the Adviser’s affiliates were involved, and concluded that such matters were not likely to materially affect the operations of the Adviser. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Management Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Trust were satisfactory.

Performance. The Trustees considered the performance of the Fund. The Trustees noted that the Fund substantially outperformed its peer group and Morningstar category average (as modified to remove two funds with minimal assets) over the 1 year period. They also noted that the Fund outperformed its benchmark index (the Wells Fargo Hybrid and Preferred Securities REIT Index) over the 1 year period and since inception. The Trustees expressed their appreciation for the performance and the careful, thoughtful and professional manner in which the Adviser implemented the strategy. They reasoned that the Adviser was managing the Fund’s portfolio in accordance with prospectus guidelines, and concluded that the Fund’s performance was more than satisfactory.

Fees and Expenses. The Trustees noted that the Fund charges a 1.25% management fee, and that the fee was below the average of both the peer group and the Fund’s Morningstar category. They further noted that the Fund’s net expense ratio was reasonably within the ranges of the Morningstar category funds and the peer group funds. The Trustees further noted the expense cap in place, and after further discussion, concluded that the Fund’s fees and expenses were not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered the Adviser reported its belief that that the size of the Fund would be greater than $50 million at the end of 2015, and that the Fund would likely begin to benefit from economies of scale. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted it had estimated that it incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to its participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees considered the Adviser’s reported expectation that the Fund would become profitable to the Adviser when it reached approximately $50 million in assets. The Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of Resource Real Estate Diversified Income Fund.

34	www.rredif.com

Resource Real Estate Diversified Income Fund	Privacy Notice
(Unaudited)

Rev. 5/2014

FACTS	WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1‐855‐747‐9559

Annual Report | February 28, 2015	35

Resource Real Estate Diversified Income Fund	Privacy Notice
(Unaudited)

Who we are
Who is providing this notice?	Resource Real Estate Diversified Income Fund
What we do
How does Resource Real Estate Diversified Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate Diversified Income Fund collect my personal information?	We collect your personal information, for example, when you
■ Open an account
■ Provide account information
■ Give us your contact information
■ Make deposits or withdrawals from your account
■ Make a wire transfer
■ Tell us where to send the money
■ Tells us who receives the money
■ Show your government‐issued ID
■ Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
■ Affiliates from using your information to market to you
■ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Resource Real Estate Diversified Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
■ Resource Real Estate Diversified Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Resource Real Estate Diversified Income Fund doesn’t jointly market.

36	www.rredif.com

INVESTMENT ADVISER
Resource Real Estate, Inc.
One Crescent Drive, Suite 203
Philadelphia, Pennsylvania 19112

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLC
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Resource Real Estate Diversified Income Fund.

Item 2.  Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)(1)(ii)	The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)
In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended February 28, 2014 and February 28, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $22,000, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended February 28, 2014 and February 28, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended February 28, 2014 and February 28, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended February 28, 2014 and February 28, 2015, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the registrant’s last two fiscal years ended February 28, 2014 and February 28, 2015, the aggregate non-audit fees for services billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,000 and $3,000, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.          Background

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

II.         Policy

The Adviser will vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.         All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.         The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)        A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

(b)        The Operations Unit will determine which client of the Adviser holds the security to which the proxy relates;

(c)        Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material;

(d)        If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below.  The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.         As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.         If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3.         With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)        Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)        Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

To be determined by the Adviser.

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser’s proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.         Copies of these proxy voting policies and procedures, and any amendments thereto;

2.         A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.         A record of each vote that the Adviser casts;

4.         A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.         A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Scott Crowe serves as the portfolio manager and is primarily responsible for the day-to-day management of the Fund.  Prior to joining the Adviser in November of 2012, Mr. Crowe was Global Portfolio Manager, Senior Vice President for Cohen & Steers Capital Management Inc. from March 2007 to May 2012, where he served as the lead portfolio manager for global, international and emerging market portfolios and was chair of the firm’s Europe, Asia and Global investment committees.  Mr. Crowe earned an Honours degree in Finance from the University of Technology, Sydney and a Bachelor of Commerce from the University of New South Wales in Sydney, Australia.

As of February 28, 2015, Mr. Crowe was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$10 million	1	$10 million
Other Accounts	None	$0	None	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Kevin Finkel
Kevin Finkel
President (Principal Executive Officer)

Date:  May 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Finkel
Kevin Finkel
President (Principal Executive Officer)

Date:  May 4, 2015

By (Signature and Title)

By:	/s/ Steven Saltzman
Steven Saltzman
Treasurer (Principal Financial Officer)

Date:  May 4, 2015